Exhibit 99.8



[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                    Computational Materials For
A Countrywide Capital Markets Company                           Countrywide Asset-Backed Certificates, Series 2005-03
---------------------------------------------------------------------------------------------------------------------
                                                       Group 3
                                              ARM          $726,942,021
                                                   Detailed Report


Summary of Loans in Statistical Calculation Pool                  Range
(As of Calculation Date)                                          -----

Total Number of Loans                            3,750
Total Outstanding Balance                 $726,942,021
Average Loan Balance                          $193,851      $27,003 to $800,000
WA Mortgage Rate                                7.409%       4.700% to 12.500%
Net WAC                                         6.900%       4.191% to 11.991%
ARM Characteristics
     WA Gross Margin                            7.256%       1.100% to 12.000%
     WA Months to First Roll                        34            1 to 59
     WA First Periodic Cap                      1.845%       0.750% to 7.000%
     WA Subsequent Periodic Cap                 1.401%       0.750% to 3.000%
     WA Lifetime Cap                           14.236%      10.750% to 26.500%
     WA Lifetime Floor                          7.408%       4.700% to 12.875%
WA Original Term (months)                          360          360 to 360
WA Remaining Term (months)                         359          295 to 360
WA LTV                                          81.74%       19.51% to 100.00%
     Percentage of Pool with CLTV > 100%         0.00%
WA FICO                                            597

Secured by (% of pool)        1st Liens        100.00%
                              2nd Liens          0.00%
Prepayment Penalty at Loan Orig                 70.71%
        (% of all loans)

---------------------------------------------------------------------------------------------------------------------
Top 5 States:    Top 5 Prop:      Doc Types:        Purpose Codes:    Occ Codes:       Grades:         Orig PP Term:
-------------    -----------      ----------        -------------     ---------        ------          ------------

CA    29.77%     SFR    75.35%    FULL    63.99%    RCO     57.40%    OO    97.76%     A    82.40%     0      29.29%
FL     8.23%     PUD    16.29%    STATED  35.99%    PUR     38.29%    INV    1.55%     A-    6.89%     6       0.04%
TX     4.50%     CND     5.08%    SIMPLE   0.01%    RNC      4.31%    2H     0.70%     B     6.82%     9       0.20%
NY     4.36%     2 FAM   2.36%                                                         C     3.06%     12      6.03%
GA     3.87%     CNDP    0.42%                                                         C-    0.45%     24     11.17%
                                                                                       D     0.38%     30      0.10%
                                                                                                       34      0.03%
                                                                                                       36     53.01%
                                                                                                       48      0.01%
                                                                                                       60      0.12%

---------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      3-1


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                 Computational Materials For
A Countrywide Capital Markets Company                        Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------------------------------------------


                                                      Group 3
                                              ARM       $726,942,021
                                                  Detailed Report

------------------------------------------------------------------------------------------------------------------
                                                      Program
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
30Y LIB6M                      $1,591,971         7     0.22     $227,424      6.215    333.07    621   75.8
2/28 LIB6M                    $44,581,933       245     6.13     $181,967      7.443    357.58    593   80.4
2/28 LIB6M - IO               $26,594,756       104     3.66     $255,719      6.776    358.40    602   82.5
3/27 LIB6M                   $429,035,071     2,510    59.02     $170,930      7.677    359.48    594   81.7
3/27 LIB6M - IO              $224,963,311       883    30.95     $254,772      6.975    359.46    603   82.0
5/25 LIB6M                       $174,980         1     0.02     $174,980      4.750    359.00    662   60.0
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                 Original Term
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
ARM 360                      $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00          $758,007        17     0.10      $44,589      8.952    351.59    605   77.0
$50,000.01 - $75,000.00       $15,887,500       248     2.19      $64,063      8.640    358.88    586   82.4
$75,000.01 - $100,000.00      $47,396,817       533     6.52      $88,925      8.103    358.98    590   83.2
$100,000.01 - $150,000.00    $120,122,714       972    16.52     $123,583      7.860    359.39    590   82.4
$150,000.01 - $200,000.00    $103,853,194       602    14.29     $172,514      7.618    359.40    592   82.5
$200,000.01 - $250,000.00     $81,229,418       359    11.17     $226,266      7.307    358.97    598   81.8
$250,000.01 - $300,000.00     $93,316,721       340    12.84     $274,461      7.195    359.44    593   81.8
$300,000.01 - $350,000.00     $69,799,043       216     9.60     $323,144      7.242    359.24    595   81.1
$350,000.01 - $400,000.00     $89,161,693       237    12.27     $376,210      6.992    359.41    604   80.7
$400,000.01 - $450,000.00     $53,105,395       125     7.31     $424,843      6.901    358.89    610   81.2
$450,000.01 - $500,000.00     $31,523,054        66     4.34     $477,622      6.873    359.45    608   81.5
$500,000.01 - $550,000.00      $6,788,205        13     0.93     $522,170      7.007    359.32    631   79.6
$550,000.01 - $600,000.00      $5,832,200        10     0.80     $583,220      6.738    359.40    607   77.5
$600,000.01 - $650,000.00      $3,148,140         5     0.43     $629,628      6.886    359.38    639   78.6
$650,000.01 - $700,000.00      $2,659,189         4     0.37     $664,797      7.455    359.75    651   77.4
$750,000.01 - $800,000.00      $2,360,731         3     0.32     $786,910      7.096    359.34    644   76.3
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      3-2


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                 Computational Materials For
A Countrywide Capital Markets Company                        Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------------------------------------------


                                                      Group 3
                                              ARM       $726,942,021
                                                  Detailed Report

------------------------------------------------------------------------------------------------------------------
                                                       State
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
Alabama                        $5,652,935        50     0.78     $113,059      8.350    359.60    581   86.4
Alaska                         $2,192,066        10     0.30     $219,207      7.636    359.77    596   81.7
Arizona                       $22,194,221       138     3.05     $160,828      7.529    359.22    595   83.2
Arkansas                       $1,010,652        11     0.14      $91,877      7.808    354.37    593   91.7
California                   $216,415,083       706    29.77     $306,537      6.666    359.29    605   78.6
Colorado                      $16,911,567        81     2.33     $208,785      7.433    357.66    600   83.7
Connecticut                    $8,673,613        45     1.19     $192,747      7.692    359.67    584   83.0
Delaware                         $639,902         5     0.09     $127,980      7.674    359.64    614   84.2
District of Columbia           $2,769,125        11     0.38     $251,739      7.694    351.54    583   74.6
Florida                       $59,845,794       338     8.23     $177,059      7.707    359.51    595   83.8
Georgia                       $28,139,766       185     3.87     $152,107      8.076    359.49    588   84.7
Hawaii                         $3,397,494        12     0.47     $283,125      6.450    359.76    617   79.4
Idaho                          $1,748,188        12     0.24     $145,682      7.517    359.84    600   82.6
Illinois                      $22,912,993       148     3.15     $154,818      7.901    359.47    599   80.7
Indiana                        $7,119,272        63     0.98     $113,004      8.157    359.11    588   84.1
Iowa                           $1,392,978        13     0.19     $107,152      7.938    359.43    574   83.9
Kansas                         $3,919,642        29     0.54     $135,160      8.393    359.39    599   87.1
Kentucky                       $2,934,545        22     0.40     $133,388      7.899    359.54    585   88.2
Louisiana                      $4,507,859        37     0.62     $121,834      8.197    356.74    597   84.8
Maine                          $1,754,300        11     0.24     $159,482      7.599    360.00    586   79.2
Maryland                      $24,938,906       117     3.43     $213,153      7.489    359.62    588   82.7
Massachusetts                 $13,808,059        54     1.90     $255,705      7.251    359.55    593   78.4
Michigan                      $20,124,342       143     2.77     $140,730      8.044    359.52    591   84.5
Minnesota                     $14,227,288        69     1.96     $206,193      7.793    359.60    602   83.2
Mississippi                    $4,322,183        34     0.59     $127,123      8.622    359.43    588   90.3
Missouri                       $9,360,874        80     1.29     $117,011      8.340    359.28    597   84.8
Montana                        $2,510,337        15     0.35     $167,356      7.930    359.92    599   84.4
Nebraska                         $451,184         5     0.06      $90,237      8.179    358.97    573   84.4
Nevada                        $22,112,076        98     3.04     $225,633      7.146    359.24    600   80.4
New Hampshire                  $4,031,452        23     0.55     $175,281      7.321    359.78    583   78.7
New Jersey                    $24,005,413       104     3.30     $230,821      7.782    358.87    599   81.9
New Mexico                     $2,994,449        23     0.41     $130,193      8.095    359.64    589   80.0
New York                      $31,713,505       115     4.36     $275,770      7.566    359.65    595   80.9
North Carolina                $12,063,430        91     1.66     $132,565      8.124    359.02    597   88.6
North Dakota                     $175,939         2     0.02      $87,970      8.300    359.45    626   72.4
Ohio                           $8,738,070        75     1.20     $116,508      7.925    358.64    597   85.6
Oklahoma                       $2,299,083        24     0.32      $95,795      7.987    357.61    601   85.3
Oregon                         $7,772,566        43     1.07     $180,757      7.358    359.54    597   81.2
Pennsylvania                   $9,950,789        69     1.37     $144,214      7.721    359.36    589   83.5
Rhode Island                   $1,111,081         6     0.15     $185,180      7.203    359.61    589   80.3
South Carolina                 $5,406,063        40     0.74     $135,152      7.842    359.48    584   85.0
South Dakota                     $623,049         5     0.09     $124,610      8.506    358.90    567   82.5
Tennessee                      $9,671,375        73     1.33     $132,485      8.028    358.99    589   87.5
Texas                         $32,717,381       265     4.50     $123,462      7.969    359.51    589   83.7
Utah                           $2,123,042        15     0.29     $141,536      7.481    359.78    579   82.5



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      3-3


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                 Computational Materials For
A Countrywide Capital Markets Company                        Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------------------------------------------


                                                      Group 3
                                              ARM       $726,942,021
                                                  Detailed Report

------------------------------------------------------------------------------------------------------------------
                                                       State
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
Vermont                          $505,000         4     0.07     $126,250      6.898    360.00    591   79.7
Virginia                      $22,774,615       111     3.13     $205,177      7.573    359.32    593   80.9
Washington                    $17,647,000        86     2.43     $205,198      7.028    358.64    599   81.8
West Virginia                  $1,604,746         9     0.22     $178,305      8.041    359.50    568   91.6
Wisconsin                      $2,355,458        21     0.32     $112,165      8.311    359.26    588   84.6
Wyoming                          $671,271         4     0.09     $167,818      6.936    359.68    576   78.4
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                               Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
<= 50.00                       $6,355,425        42     0.87     $151,320      6.677    359.29    581   42.8
50.01 - 55.00                  $3,616,677        23     0.50     $157,247      6.396    359.37    577   52.2
55.01 - 60.00                 $12,228,405        67     1.68     $182,514      6.830    357.69    577   58.1
60.01 - 65.00                 $19,835,553        87     2.73     $227,995      6.894    359.35    582   63.2
65.01 - 70.00                 $33,066,208       154     4.55     $214,716      6.853    358.54    585   68.6
70.01 - 75.00                 $56,670,571       264     7.80     $214,661      7.225    359.17    577   74.0
75.01 - 80.00                $286,714,097     1,481    39.44     $193,595      7.067    359.34    611   79.7
80.01 - 85.00                 $90,306,340       449    12.42     $201,128      7.670    359.37    582   84.4
85.01 - 90.00                $145,514,597       717    20.02     $202,949      7.772    359.30    591   89.5
90.01 - 95.00                 $40,226,696       250     5.53     $160,907      8.448    359.24    598   94.7
95.01 - 100.00                $32,407,452       216     4.46     $150,035      8.458    359.55    607   99.9
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                           Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                  $2,766,436        10     0.38     $276,644      4.902    358.07    628   78.9
5.001 - 5.500                  $8,630,960        34     1.19     $253,852      5.388    359.09    612   74.4
5.501 - 6.000                 $55,874,630       213     7.69     $262,322      5.857    359.53    614   76.7
6.001 - 6.500                $114,440,113       454    15.74     $252,071      6.335    359.39    610   78.1
6.501 - 7.000                $141,067,101       620    19.41     $227,528      6.818    359.40    608   79.2
7.001 - 7.500                $107,693,537       518    14.81     $207,903      7.324    359.57    600   81.9
7.501 - 8.000                 $90,304,201       496    12.42     $182,065      7.808    359.44    592   82.9
8.001 - 8.500                 $88,373,692       560    12.16     $157,810      8.310    359.22    588   85.5
8.501 - 9.000                 $60,406,948       412     8.31     $146,619      8.760    358.54    576   87.0
9.001 - 9.500                 $28,587,332       209     3.93     $136,781      9.270    358.96    564   87.6
9.501 - 10.000                $19,169,424       142     2.64     $134,996      9.786    358.17    561   88.7
10.001 - 10.500                $6,040,931        52     0.83     $116,172     10.309    358.59    560   89.4
10.501 - 11.000                $2,403,376        19     0.33     $126,493     10.723    355.79    576   91.8



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      3-4


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                 Computational Materials For
A Countrywide Capital Markets Company                        Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------------------------------------------


                                                      Group 3
                                              ARM       $726,942,021
                                                  Detailed Report

------------------------------------------------------------------------------------------------------------------
                                           Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                $1,008,534         8     0.14     $126,067     11.313    353.64    547   85.6
11.501 - 12.000                  $108,892         2     0.01      $54,446     11.782    358.45    567   87.3
12.001 - 12.500                   $65,914         1     0.01      $65,914     12.500    355.00    524   60.0
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                   Property Type
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
SFR                          $547,784,721     2,914    75.35     $187,984      7.408    359.25    596   81.5
PUD                          $118,450,147       530    16.29     $223,491      7.348    359.20    598   82.9
CND                           $36,911,440       193     5.08     $191,251      7.358    359.49    606   82.8
2 FAM                         $17,140,803        77     2.36     $222,608      7.858    359.50    614   81.3
CNDP                           $3,032,756        15     0.42     $202,184      7.489    359.53    635   79.2
3 FAM                          $2,500,599        12     0.34     $208,383      7.750    359.02    598   77.0
4 FAM                            $746,972         4     0.10     $186,743      7.494    359.50    602   71.6
MNF                              $374,584         5     0.05      $74,917      9.152    357.26    575   66.3
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                      Purpose
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
RCO                          $417,240,995     1,975    57.40     $211,261      7.297    359.20    588   79.7
PUR                          $278,357,774     1,589    38.29     $175,178      7.562    359.40    611   84.9
RNC                           $31,343,252       186     4.31     $168,512      7.527    358.83    592   81.4
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                     Occupancy
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
OO                           $710,639,045     3,651    97.76     $194,642      7.401    359.26    597   81.8
INV                           $11,243,895        73     1.55     $154,026      7.533    359.28    622   76.9
2H                             $5,059,082        26     0.70     $194,580      8.241    359.61    617   79.4
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      3-5


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                 Computational Materials For
A Countrywide Capital Markets Company                        Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------------------------------------------


                                                      Group 3
                                              ARM       $726,942,021
                                                  Detailed Report

------------------------------------------------------------------------------------------------------------------
                                  Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
181 - 300                      $1,986,294        13     0.27     $152,792      9.075    296.30    586   76.0
301 - 360                    $724,955,727     3,737    99.73     $193,994      7.404    359.43    597   81.8
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
FULL                         $465,197,410     2,544    63.99     $182,861      7.302    359.29    591   82.5
STATED INCOME                $261,652,854     1,205    35.99     $217,139      7.598    359.23    608   80.4
SIMPLE                            $91,758         1     0.01      $91,758      9.750    297.00    636   90.0
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                            Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
801 - 820                        $412,000         1     0.06     $412,000      6.500    360.00    802   80.0
781 - 800                        $240,000         1     0.03     $240,000      8.350    360.00    788   80.0
761 - 780                      $2,292,212        13     0.32     $176,324      7.084    359.80    769   80.0
741 - 760                      $2,360,390        10     0.32     $236,039      6.847    359.70    748   78.4
721 - 740                      $4,178,916        20     0.57     $208,946      6.677    359.41    731   79.2
701 - 720                      $5,869,769        28     0.81     $209,635      6.947    359.51    709   79.4
681 - 700                     $14,526,735        63     2.00     $230,583      6.634    359.52    690   79.9
661 - 680                     $20,178,717       109     2.78     $185,126      6.967    358.93    669   78.4
641 - 660                     $31,441,024       160     4.33     $196,506      7.085    359.09    650   78.3
621 - 640                    $106,212,592       491    14.61     $216,319      7.178    359.39    630   84.0
601 - 620                    $156,525,515       731    21.53     $214,125      7.156    359.24    610   83.7
581 - 600                    $142,771,507       730    19.64     $195,577      7.232    359.11    591   82.5
561 - 580                     $99,291,028       545    13.66     $182,185      7.583    359.37    571   81.0
541 - 560                     $61,590,753       391     8.47     $157,521      8.110    359.45    551   81.8
521 - 540                     $53,285,602       304     7.33     $175,282      8.212    359.48    531   78.6
501 - 520                     $24,965,585       147     3.43     $169,834      8.329    358.73    511   75.0
<= 500                           $799,676         6     0.11     $133,279      9.024    350.58    498   77.2
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      3-6


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                 Computational Materials For
A Countrywide Capital Markets Company                        Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------------------------------------------


                                                      Group 3
                                              ARM       $726,942,021
                                                  Detailed Report

------------------------------------------------------------------------------------------------------------------
                                                       Grade
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
A                            $599,031,553     3,089    82.40     $193,924      7.364    359.40    601   82.5
A-                            $50,117,432       236     6.89     $212,362      7.593    358.29    578   80.4
B                             $49,542,543       272     6.82     $182,142      7.710    358.97    572   78.0
C                             $22,263,368       124     3.06     $179,543      7.602    358.41    582   74.0
C-                             $3,235,308        16     0.45     $202,207      7.360    359.29    597   74.2
D                              $2,751,817        13     0.38     $211,678      6.836    359.41    588   75.6
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                 Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
0                            $212,889,650     1,155    29.29     $184,320      7.878    359.49    596   82.6
6                                $304,465         2     0.04     $152,233      8.741    359.00    612   78.3
9                              $1,430,629         9     0.20     $158,959      7.583    359.93    562   85.2
12                            $43,819,516       194     6.03     $225,874      7.352    359.60    598   79.3
24                            $81,201,307       389    11.17     $208,744      7.151    358.21    596   80.7
30                               $745,638         4     0.10     $186,410      8.928    358.76    601   98.9
34                               $224,447         1     0.03     $224,447      7.990    358.00    581   89.2
36                           $385,345,833     1,988    53.01     $193,836      7.206    359.37    598   81.7
48                                $92,000         1     0.01      $92,000      7.120    360.00    590   80.0
60                               $888,536         7     0.12     $126,934      7.265    334.39    635   77.4
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                              Range of Months to Roll
------------------------------------------------------------------------------------------------------------------
                    WA         CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION         MTR        BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
0 - 6               2          $3,223,074        19     0.44     $169,635      7.789    314.97    607   77.1
7 - 12              7            $177,630         1     0.02     $177,630      9.000    343.00    522   74.8
13 - 18             16         $3,518,110        22     0.48     $159,914      6.814    352.42    597   82.3
19 - 24             23        $66,506,943       320     9.15     $207,834      7.177    359.13    597   81.1
25 - 31             30         $2,638,643        17     0.36     $155,214      7.047    353.83    608   76.2
32 - 37             36       $650,702,641     3,370    89.51     $193,087      7.435    359.56    597   81.9
>= 38               59           $174,980         1     0.02     $174,980      4.750    359.00    662   60.0
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                  Range of Margin
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                    $123,405         1     0.02     $123,405      8.975    360.00    572   95.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      3-7


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                 Computational Materials For
A Countrywide Capital Markets Company                        Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------------------------------------------


                                                      Group 3
                                              ARM       $726,942,021
                                                  Detailed Report

------------------------------------------------------------------------------------------------------------------
                                                  Range of Margin
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $101,158         1     0.01     $101,158      7.800    358.00    544   89.8
3.001 - 4.000                    $775,440         4     0.11     $193,860      5.904    360.00    629   81.7
4.001 - 5.000                 $14,299,985        60     1.97     $238,333      6.174    358.16    602   72.1
5.001 - 6.000                $113,012,783       462    15.55     $244,616      6.360    358.52    605   76.3
6.001 - 7.000                $220,192,483       964    30.29     $228,415      6.788    359.30    609   79.8
7.001 - 8.000                $167,610,325       863    23.06     $194,218      7.576    359.59    598   83.2
8.001 - 9.000                $160,362,217     1,020    22.06     $157,218      8.344    359.45    583   85.5
9.001 - 10.000                $44,793,163       325     6.16     $137,825      9.186    359.35    567   87.7
10.001 - 11.000                $5,346,187        46     0.74     $116,221     10.269    359.17    563   91.7
11.001 - 12.000                  $324,875         4     0.04      $81,219      9.852    358.62    627   89.8
------------------------------------------------------------------------------------------------------------------
7.256                        $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                              Range of Maximum Rates
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                  $697,980         3     0.10     $232,660      4.857    359.35    651   70.9
11.001 - 11.500                $1,254,600         6     0.17     $209,100      5.404    359.19    638   78.8
11.501 - 12.000                $8,522,715        35     1.17     $243,506      5.672    358.58    628   78.3
12.001 - 12.500               $21,591,062        87     2.97     $248,173      6.056    358.36    614   76.8
12.501 - 13.000               $68,165,594       276     9.38     $246,977      6.120    359.25    611   77.5
13.001 - 13.500              $120,950,860       492    16.64     $245,835      6.494    359.41    608   78.8
13.501 - 14.000              $139,489,859       619    19.19     $225,347      6.941    359.53    605   79.6
14.001 - 14.500              $108,060,286       549    14.87     $196,831      7.511    359.53    595   82.5
14.501 - 15.000               $86,389,852       509    11.88     $169,725      7.964    359.37    589   83.3
15.001 - 15.500               $75,356,874       492    10.37     $153,164      8.407    359.43    589   85.5
15.501 - 16.000               $51,421,083       338     7.07     $152,133      8.839    358.22    576   87.1
16.001 - 16.500               $20,819,912       155     2.86     $134,322      9.308    358.97    564   88.7
16.501 - 17.000               $15,487,698       115     2.13     $134,676      9.803    358.94    563   89.2
17.001 - 17.500                $5,315,563        45     0.73     $118,124     10.310    358.53    561   89.7
17.501 - 18.000                $2,076,046        17     0.29     $122,120     10.746    355.26    575   91.8
18.001 - 18.500                $1,008,534         8     0.14     $126,067     11.313    353.64    547   85.6
18.501 - 19.000                  $108,892         2     0.01      $54,446     11.782    358.45    567   87.3
19.001 - 19.500                   $65,914         1     0.01      $65,914     12.500    355.00    524   60.0
> 19.500                         $158,700         1     0.02     $158,700      9.750    358.00    616  100.0
------------------------------------------------------------------------------------------------------------------
14.236                       $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      3-8


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                 Computational Materials For
A Countrywide Capital Markets Company                        Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------------------------------------------


                                                      Group 3
                                              ARM       $726,942,021
                                                  Detailed Report

------------------------------------------------------------------------------------------------------------------
                                             Initial Periodic Rate Cap
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
0.750                             $60,350         1     0.01      $60,350      8.125    360.00    547   85.0
1.000                          $5,400,500        30     0.74     $180,017      7.386    351.68    593   79.5
1.500                        $551,304,668     2,775    75.84     $198,668      7.359    359.48    599   81.6
2.000                          $2,591,964        21     0.36     $123,427      8.493    352.70    584   83.4
3.000                        $167,424,540       922    23.03     $181,588      7.557    358.86    592   82.4
7.000                            $160,000         1     0.02     $160,000      7.800    360.00    593   62.7
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                           Subsequent Periodic Rate Cap
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
0.750                             $60,350         1     0.01      $60,350      8.125    360.00    547   85.0
1.000                        $144,605,527       804    19.89     $179,858      7.576    358.23    594   82.2
1.500                        $582,166,544     2,944    80.08     $197,747      7.366    359.51    598   81.6
3.000                            $109,600         1     0.02     $109,600      9.500    360.00    551   80.0
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                           Range of Lifetime Rate Floor
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                  $2,766,436        10     0.38     $276,644      4.902    358.07    628   78.9
5.001 - 6.000                 $65,375,318       251     8.99     $260,459      5.816    359.11    614   76.4
6.001 - 7.000                $255,266,317     1,076    35.12     $237,236      6.603    359.44    609   78.7
7.001 - 8.000                $197,687,815     1,012    27.19     $195,344      7.546    359.51    596   82.3
8.001 - 9.000                $148,425,736       967    20.42     $153,491      8.494    359.03    583   86.1
9.001 - 10.000                $47,503,898       351     6.53     $135,339      9.480    358.64    563   88.1
> 10.000                       $9,916,503        83     1.36     $119,476     10.434    357.39    564   89.5
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                          Next Interest Adjustment Date
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
04/05                            $575,197         2     0.08     $287,599      8.309    295.00    564   65.6
05/05                          $1,268,014         5     0.17     $253,603      7.669    316.34    628   81.5
06/05                          $1,182,951        11     0.16     $107,541      7.610    325.72    599   79.6
09/05                            $196,912         1     0.03     $196,912      8.125    300.00    643   66.0
10/05                            $177,630         1     0.02     $177,630      9.000    343.00    522   74.8
05/06                            $247,500         1     0.03     $247,500      6.250    350.00    608   90.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      3-9


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                 Computational Materials For
A Countrywide Capital Markets Company                        Countrywide Asset-Backed Certificates, Series 2005-03
------------------------------------------------------------------------------------------------------------------


                                                      Group 3
                                              ARM       $726,942,021
                                                  Detailed Report

------------------------------------------------------------------------------------------------------------------
                                           Next Interest Adjustment Date
------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF     % OF      AVERAGE      GROSS      REMG.          ORIG
DESCRIPTION                    BALANCE       LOANS    TOTAL     BALANCE       WAC       TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------
06/06                            $548,764         5     0.08     $109,753      5.633    351.00    597   80.0
07/06                            $625,073         5     0.09     $125,015      6.732    352.00    595   82.1
08/06                          $1,676,853         9     0.23     $186,317      7.067    353.00    594   82.7
09/06                            $419,920         2     0.06     $209,960      7.801    354.00    604   79.8
10/06                            $281,679         3     0.04      $93,893      7.723    355.00    587   84.7
11/06                          $1,897,040        12     0.26     $158,087      7.049    355.67    592   76.9
12/06                          $2,897,629        15     0.40     $193,175      7.292    357.07    609   81.6
01/07                         $11,613,103        58     1.60     $200,226      7.411    358.02    598   82.4
02/07                         $17,551,443        81     2.41     $216,684      7.173    359.04    595   82.2
03/07                         $25,656,978       120     3.53     $213,808      7.110    360.00    597   80.9
04/07                          $6,609,070        31     0.91     $213,196      6.995    360.00    594   77.5
07/07                            $191,538         1     0.03     $191,538      6.250    352.00    629   80.0
08/07                            $828,781         6     0.11     $138,130      6.655    353.00    606   73.2
09/07                            $922,865         7     0.13     $131,838      7.402    354.08    587   79.3
10/07                            $781,622         4     0.11     $195,405      7.459    355.11    624   75.2
11/07                          $1,086,384         6     0.15     $181,064      7.482    356.00    620   90.2
12/07                          $6,390,501        39     0.88     $163,859      7.619    357.10    599   85.2
01/08                         $62,489,576       322     8.60     $194,067      7.607    358.01    592   80.8
02/08                        $144,811,557       739    19.92     $195,956      7.598    359.02    594   81.8
03/08                        $338,367,253     1,723    46.55     $196,383      7.413    360.00    598   82.3
04/08                         $97,471,207       540    13.41     $180,502      7.149    360.00    602   80.8
02/10                            $174,980         1     0.02     $174,980      4.750    359.00    662   60.0
------------------------------------------------------------------------------------------------------------------
                             $726,942,021     3,750   100.00     $193,851      7.409    359.26    597   81.7
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-10